Exhibit 23.2



             CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


     As independent public accountants, we hereby consent to the incorporation of our report, dated April 13, 1998, included in First Commerce Corporation's Tax-Deferred Savings Plan's Form 11-K for the year ended December 31, 1997, into the Corporation's previously filed Registration Statement File No. 33-57035 on Form S-8.



                                   /S/ Arthur Andersen LLP

                                   ARTHUR ANDERSEN LLP



New Orleans, Louisiana,
April 30, 1998